SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 17, 2005

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2005, the Corporation and its wholly owned subsidiary Semiconductor Components Industries, LLC entered into an amendment to the employment agreement with William George, Senior Vice President of Operations. Under the amendment, Mr. George’s employment term has been extended from the prior expiration date of August 4, 2005 to August 4, 2006. Among other things, the amendment specifies the current base salary for Mr. George of $345,000 per year, effective as of August 9, 2004. The effective date of the amendment is August 5, 2004.

A copy of Mr. George’s amendment to his employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of stock option agreement for Mr. George is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number	Description
10.1	Amendment to Employment Agreement with William George dated February 17, 2005

10.2	Non-qualified Stock Option Agreement (form of agreement for William George)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: February 18, 2005	By:	/s/ KEITH JACKSON
	Name:	Keith Jackson
	Title:	Chief Executive Officer and President

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EXHIBIT INDEX

Number	Description
10.1	Amendment to Employment Agreement with William George dated February 17, 2005

10.2	Non-qualified Stock Option Agreement (form of agreement for William George)

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